November 27, 2013
Summary Prospectus
BlackRock FundsSM  |  Institutional Daily and Institutional Shares
►	BlackRock Short-Term Treasury Fund
Institutional Daily Shares: BDSTX • Institutional Shares: BISTX
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus (including amendments and supplements) and other information about the Fund, including the Fund’s statement of additional information and shareholder report, online at http://www.blackrock.com/prospectus. You can also get this information at no cost by calling (800) 441-7450 or by sending an e-mail request to prospectus.request@blackrock.com, or from your financial professional. The Fund’s prospectus and statement of additional information, both dated November 27, 2013, as amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this Summary Prospectus.
This Summary Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.
Not FDIC Insured • May Lose Value • No Bank Guarantee

Summary Prospectus

Investment Objective

The investment objective of BlackRock Short-Term Treasury Fund (“Short-Term Treasury Fund” or the “Fund”), a series of BlackRock FundsSM (the “Trust”), is to seek current income consistent with liquidity and preservation of capital.
Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of Short-Term Treasury Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Daily Shares	Institutional Shares
Management Fee	0.25%	0.25%
Distribution and/or Service (12b-1) Fees	None	None
Other Expenses	0.99% [1]	0.99% [2]
Total Annual Fund Operating Expenses	1.24% [3]	1.24%
Fee Waivers and/or Expense Reimbursements[4]	(1.04)%	(1.04)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[4]	0.20%	0.20%

[1]	Other Expenses have been restated to reflect current fees.
[2]	Other expenses are based on estimated amounts for the current fiscal year.
[3]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund’s most recent annual report, which does not include the restatement of Other Expenses to reflect current fees.
[4]	As described in the “Management of the Fund” section of the Fund’s prospectus on pages 15-19, BlackRock Advisors, LLC (“BlackRock”) has contractually agreed to waive and/or reimburse fees and/or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.20% of average daily net assets (for Institutional Daily Shares and Institutional Shares), until December 1, 2014. The Fund may have to repay some of these waivers and/or reimbursements to BlackRock in the following two years. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Daily Shares	$20	$290	$581	$1,408
Institutional Shares	$20	$290	$581	$1,408

Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal period, November 15, 2012 (commencement of operations) to July 31, 2013, the Fund only invested in securities with maturities of one year or less, so portfolio turnover is not applicable.
Principal Investment Strategies of the Fund

Under normal market conditions, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. Treasury bills, notes, trust receipts and direct obligations of the U.S. Treasury, including securities fully guaranteed by the U.S. Treasury, and repurchase agreements secured by direct Treasury obligations.
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The Fund may invest up to 20% of its net assets in (i) debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (including debt securities guaranteed by the Federal Deposit Insurance Corporation) and (ii) repurchase agreements that are secured with collateral issued or guaranteed by the U.S. Government or its agencies or instrumentalities (including debt securities guaranteed by the Federal Deposit Insurance Corporation).
The Fund may invest in variable and floating rate instruments and when-issued and delayed delivery securities.
The Fund invests in a portfolio of securities maturing in 397 days or less from the date of purchase (with certain exceptions) that will have a dollar-weighted average maturity of 90 days or less.
Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in Short-Term Treasury Fund, as well as the amount of return you receive on your investment, may fluctuate from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks of investing in the Fund.
■	Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.
■	Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities.
Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.
■	Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.
■	Repurchase Agreement Risk — If the other party to a repurchase agreement defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value of the security declines, the Fund may lose money.
■	U.S. Government Obligations Risk — Certain securities in which the Fund may invest, including securities issued by certain government agencies and government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.
■	Variable and Floating Rate Instrument Risk — The absence of an active market for these instruments could make it difficult for the Fund to dispose of them if the issuer defaults.
■	When-Issued and Delayed Settlement Transactions Risk — When-issued and delayed delivery securities involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.
Performance Information

Because Short-Term Treasury Fund does not have annual returns for at least one complete calendar year, it does not have performance information an investor would find useful in evaluating the risks of investing in the Fund. The Fund’s benchmark is the BofA Merrill Lynch 0-3 Month U.S. Treasury Bill Index. Information on the Fund’s performance, including its current net asset value, can be obtained by visiting http://www.blackrock.com/funds or can be obtained by phone at (800) 441-7450; in Delaware (302) 797-2350.
Investment Manager

Short-Term Treasury Fund’s investment manager is BlackRock Advisors, LLC (previously defined as “BlackRock”).
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Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Thomas Kolimago, CFA	2013	Managing Director of BlackRock, Inc.
Joseph Markowski	2012	Director of BlackRock, Inc.

Purchase and Sale of Fund Shares

You may generally purchase or redeem shares of Short-Term Treasury Fund each day on which the New York Stock Exchange is open for business. To purchase or sell shares of the Fund, purchase orders and redemption orders must be transmitted to the Fund’s office in Wilmington, Delaware by telephone (800-441-7450; in Delaware 302-797-2350), through the Fund’s internet-based order entry program, or by such other electronic means as the Fund agrees to in its sole discretion. The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases:
	Institutional Daily Shares	Institutional Shares
Minimum Initial Investment	$3 million for institutions and individuals	$2 million for institutions and individuals
Minimum Additional Investment	No subsequent minimum	No subsequent minimum

Tax Information

The Fund’s dividends and distributions may be subject to Federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to Federal income tax upon withdrawal from such tax-deferred arrangements.
Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a financial intermediary, the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial intermediary or visit your financial intermediary’s website for more information.
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SPRO-STT-1113